                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of Guidant Corporation (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald W. Dollens, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350), to the best of my knowledge that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ronald W. Dollens
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Chief Executive Officer